UNITED STATES

SECRUITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.___)

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[ ]	Preliminary Proxy Statement
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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

Blackstone Senior Floating Rate 2027 Term Fund

(exact name of registrant as specified in charter)

Attn: Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

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BLACKSTONE SENIOR FLOATING RATE 2027 TERM FUND

BLACKSTONE LONG-SHORT CREDIT INCOME FUND

BLACKSTONE STRATEGIC CREDIT 2027 TERM FUND

(each a “Fund,” and collectively, the “Funds”)

345 Park Avenue, 31st Floor

New York, New York 10154

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

March 5, 2024

To the Shareholders of the Funds:

Notice is hereby given that the Joint Annual Meeting of Shareholders (the “Meeting”) of the Funds will be held as a telephone conference call meeting at which no one will be allowed to attend in person on Wednesday, April 17, 2024 at 10:00 a.m. Eastern time, for the purposes of considering and voting upon the following:

1. Shareholders of Blackstone Senior Floating Rate 2027 Term Fund are being asked to elect two (2) Trustees of such Fund, to hold office for the term indicated or until their respective successors shall have been duly elected and qualified;

2. Shareholders of Blackstone Long-Short Credit Income Fund are being asked to elect two (2) Trustees of such Fund, to hold office for the term indicated or until their respective successors shall have been duly elected and qualified;

3. Shareholders of the Blackstone Strategic Credit 2027 Term Fund are being asked to elect two (2) Trustees of such Fund, to hold office for the term indicated or until their respective successors shall have been duly elected and qualified; and

4. The transaction of such other business as may properly come before the Meeting or any postponements or adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on February 16, 2024 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

To provide a convenient experience for shareholders, we will be hosting this year’s Meeting as a telephone conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m. Eastern Time on April 12, 2024 and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN A FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of:
Blackstone Senior Floating Rate 2027 Term Fund
Blackstone Long-Short Credit Income Fund
Blackstone Strategic Credit 2027 Term Fund

Robert Zable
Chairman, President and Chief Executive Officer

[INTENTIONALLY LEFT BLANK]

BLACKSTONE SENIOR FLOATING RATE 2027 TERM FUND (“BSL”)

BLACKSTONE LONG-SHORT CREDIT INCOME FUND (“BGX”)

BLACKSTONE STRATEGIC CREDIT 2027 TERM FUND (“BGB”)

(Each a “Fund” and collectively, the “Funds”)

JOINT ANNUAL MEETING OF SHAREHOLDERS

To be Held on April 17, 2024

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of the Funds for use at the Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) to be held as a telephone conference call meeting at which no one will be allowed to attend in person on Wednesday, April 17, 2024, at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof.

To provide a convenient experience for shareholders, we will be hosting this year’s Meeting as a telephone conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m. Eastern Time on April 12, 2024 and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. Eastern Time on April 12, 2024. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

This Proxy Statement and the accompanying materials were mailed to shareholders on or about March 5, 2024.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by internet or mail, officers of the Funds and officers and regular employees of Computershare Shareowner Services, LLC (“Computershare”), the Funds’ transfer agent, ALPS Fund Services, Inc. (“ALPS”), the Funds’ administrator, and affiliates of Computershare, ALPS or other representatives of the Funds may also solicit proxies by telephone, internet or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ Shares (as defined below). In addition, the Funds have engaged Computershare to assist in the proxy effort for the Funds. Under the terms of the engagement, Computershare will be providing a website for the dissemination of these proxy materials and tabulation services.

The Funds’ most recent annual report, including audited financial statements for the fiscal year ended December 31, 2023, is available upon request, without charge, by writing to the Funds at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, by calling the Funds at 1.877.876.1121, or via the internet at www.blackstone-credit.com.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted “FOR” the proposal listed in the Notice of Joint Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares at the Meeting or by submitting a letter of revocation or a later-dated proxy to a Fund at the above address prior to the date of the Meeting.

The holders of one third of the Shares entitled to vote on any matter at the Meeting present at the Meeting or by proxy shall constitute a quorum at the Meeting for purposes of conducting business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require approval of the Chairman, the Trustees or the affirmative vote of a majority of those shares present at the Meeting or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment. A Fund may postpone or cancel its Meeting with respect to such Fund by making a public announcement of such postponement or cancellation prior to the Meeting. Notice of the date, time and place to which a Fund’s meeting is postponed with respect to such Fund shall be given not less than ten days prior to such date. Any postponed or adjourned meeting may be held as postponed or adjourned one or more times without further notice not later than 120 days after the Record Date (as defined below).

The close of business on February 16, 2024, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at each Fund’s Meeting and all adjournments thereof. The Record Date shall continue to apply to a Fund’s Meeting if postponed or adjourned, except if the Meeting is postponed or adjourned to a date more than 120 days after the Record Date, in which case a new record date will be determined. Any proxy statement received from a shareholder of record on both the Record Date and the new record date shall remain in full force and effect unless explicitly revoked by such shareholder.

Each of Blackstone Senior Floating Rate 2027 Term Fund and Blackstone Long-Short Credit Income Fund has one class of capital stock: common shares of beneficial interest, par value $0.001 (the “BSL Common Shares” and the “BGX Common Shares,” respectively), while Blackstone Strategic Credit 2027 Term Fund has two classes of capital stock: common shares of beneficial interest, par value $0.001 (the “BGB Common Shares”) and mandatory redeemable preferred shares, liquidation preference $1,000 per share (the “BGB Preferred Shares”, and together with the BSL Common Shares, BGX Common Shares and BGB Common Shares, the “Shares”). The holders of Shares are each entitled to one vote for each full Share and an appropriate fraction of a vote for each fractional Share held on such matters where such respective Shares are entitled to be cast. As of the Record Date, there were 13,008,542 BSL Common Shares, 12,708,275 BGX Common Shares, 44,664,382 BGB Common Shares and 45,000 BGB Preferred Shares outstanding.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSALS 1, 2 AND 3:

ELECTION OF NOMINEES

TO EACH FUND’S BOARD OF TRUSTEES

Nominees for BSL’s Board of Trustees

BSL’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the nominees for the Fund. Each nominee is currently a Trustee of the Fund. Messrs. Jasper and Schpero, Class I Trustees, have been nominated by the Board for election to a three-year term to expire at the Fund’s 2027 Annual Meeting of Shareholders or until such Trustee’s successor is duly elected and qualified.

Proposal	Class	Expiration of Term if Elected
Independent Trustee/Nominee
Thomas W. Jasper	Class I	2027 Annual Meeting
Gary S. Schpero	Class I	2027 Annual Meeting

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each nominee named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Nominees for BGX’s Board of Trustees

BGX’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the nominees for the Fund. Each nominee is currently a Trustee of the Fund. Messrs. Jasper and Schpero, Class III Trustees, have been nominated by the Board for election to a three-year term to expire at the Fund’s 2027 Annual Meeting of Shareholders or until such Trustee’s successor is duly elected and qualified. The following table summarizes the class of each Trustee/Nominee and the class of shares entitled to vote on such Trustee/Nominee:

Proposal	Class	Expiration of Term if Elected
Independent Trustee/Nominee
Thomas W. Jasper	Class III	2027 Annual Meeting
Gary S. Schpero	Class III	2027 Annual Meeting

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each nominee named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Nominees for BGB’s Board of Trustees

BGB’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the nominees for the Fund. Each nominee is currently a Trustee of the Fund. Messrs. Jasper and Schpero, Class II Trustees, have been nominated by the Board for election to a three-year term to expire at the Fund’s 2027 Annual Meeting of Shareholders or until such Trustee’s successor is duly elected and qualified. The following table summarizes the class of each Trustee/Nominee and the class of shares entitled to vote on such Trustee/Nominee:

Proposal	Common Shareholders	Preferred Shareholders	Class	Expiration of Term if Elected
Independent Trustee/Nominee	Vote	Vote
Thomas W. Jasper	N/A	X	Class II	2027 Annual Meeting
Gary S. Schpero	X	X	Class II	2027 Annual Meeting

Under BGB’s Declaration of Trust, Supplement to the Declaration of Trust and the 1940 Act, holders of outstanding BGB Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and holders of outstanding BGB Common Shares and BGB Preferred Shares, voting as a single class, are entitled to elect the remaining Trustees.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each nominee named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information about each Trustee/Nominee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee/Nominee that warrant their consideration as a Trustee candidate to the Board of Trustees of each Fund.

The Trustees were selected to join each Board of Trustees based upon the following as to each Trustee: their character and integrity; their service as a member of other boards of directors; their willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Zable, their status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Zable, his role with Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit, asset-based finance and insurance asset management business unit of Blackstone Inc., “Blackstone Credit & Insurance”) and Blackstone Inc. (collectively with its affiliates as the context requires, “Blackstone”). No factor, by itself, was controlling. In addition to the information provided in the table included below, each Trustee possesses the following attributes: Mr. D’Alelio, experience as an investment professional; Mr. Jasper, experience as an investment professional in the structured products market and experience concerning risk management; Mr. Schpero, experience as a legal professional specializing in asset management and service as a board member of other registered management investment companies; Ms. Siebels, experience as an investment professional and service as a corporate board member; and Mr. Zable, experience as an executive and portfolio manager and leadership roles with Blackstone Credit & Insurance and Liquid Credit Strategies Group. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”), do not constitute holding out the Boards of Trustees or any Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Boards of Trustees by reason thereof.

Additional Information about each Trustee/Nominee and the Fund’s Officers

Set forth in the table below are the Trustees/Nominee and Officers of the Funds, as well as their birth year, information relating to their respective positions held with each Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
NON-INTERESTED TRUSTEES:
Jane M. Siebels Birth Year: 1960	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: November 2021 BGX: November 2021 BGB: November 2021 Term Expires: BSL: 2026 BGX: 2026 BGB: 2026	Ms. Siebels was formerly a Consultant at Per4M and advised a small global equity hedge fund. Currently, she is the CEO of Homer Technology. Prior to 2019, she was CEO and CIO of Amber Asset Management, f/k/a Green Cay Asset Management.	4	Scotia Bank (Bahamas); Scotia Bank International (Bahamas); Scotia Trust (Bahamas); First Trust Bank (Bahamas); Global Innovation Fund; Amber Asset Management (until 2019)
Edward H. D’Alelio Birth Year: 1952	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2026 BGX: 2026 BGB: 2026	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	4	Owl Rock Capital Corp. business development companies (“BDCs”) (7 portfolios overseen in fund complex)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires (if elected): BSL: 2027 BGX:2027 BGB: 2027	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	4	Sisecam Resources LP (formerly, Ciner Resources LP). (master limited partnership) (until 2023)
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires (if elected): BSL: 2027 BGX:2027 BGB: 2027	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	EQ Advisors Trust; 1290 Funds
INTERESTED TRUSTEE(3)
Robert Zable Birth Year: 1972	Chairman of the Board, President, Chief Executive Officer, Trustee	Trustee Since: BSL: January 2024 BGX: January 2024 BGB: January 2024 Term Expires: BSL: 2025 BGX: 2025 BGB: 2025	Mr. Zable is a Senior Managing Director and is the Global Head of Liquid Credit Strategies. Mr. Zable is also Senior Portfolio Manager of the U.S. closed-end funds within Blackstone Credit & Insurance’s Liquid Credit Strategies business. Before joining Blackstone Credit & Insurance in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.	4	None

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
OFFICERS
Robert Zable Birth Year: 1972	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer in this role since: BSL: January 2024 BGX: January 2024 BGB: January 2024 In prior officer roles: Since Inception Term of Office: Indefinite	Mr. Zable joined Blackstone Credit & Insurance in 2007 and is a Senior Managing Director and is the Global Head of Liquid Credit Strategies. Mr. Zable is also Senior Portfolio Manager of the U.S. closed-end funds within Blackstone Credit & Insurance’s Liquid Credit Strategies business.	4	None
Gregory Roppa Birth Year: 1976	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2022 BGX: March 2022 BGB: March 2022 Term of Office: Indefinite

Mr. Roppa is a Managing Director in the Global Fund Finance group of Blackstone, where he focuses on the accounting and financial reporting for certain entities within Blackstone Credit & Insurance, Real Estate, and Insurance businesses. Before joining Blackstone in 2019, Mr. Roppa was the Director of Operations and Fund Accounting for Clinton Group Inc., an alternative asset management firm.

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
Robert Post Birth Year: 1989	Executive Vice President and Assistant Secretary	Officer Since: BSL: January 2024 BGX: January 2024 BGB: January 2024 Term of Office: Indefinite	Mr. Post joined Blackstone Credit & Insurance in 2017 and is a Managing Director and Head of US CLO Portfolio Management in Blackstone Credit & Insurance’s LCS group. Mr. Post sits on the Global Syndicated Credit and US Syndicated Credit Investment Committees.
Marisa Beeney Birth Year: 1970	Chief Legal Officer and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Senior Managing Director and General Counsel of Blackstone Credit & Insurance. Before joining Blackstone Credit & Insurance, she was with the finance group of DLA Piper.
William Renahan Birth Year: 1969	Chief Compliance Officer	Officer Since: BSL: September 2022 BGX: September 2022 BGB: September 2022 Term of Office: Indefinite

Mr. Renahan is a Managing Director in the Legal and Compliance group of Blackstone. Before joining Blackstone in 2022, he was a Senior Managing Director and Chief Compliance Officer at Duff & Phelps Investment Management.

Valerie Naratil Birth Year: 1988	Public Relations Officer	Officer Since: BSL: February 2021 BGX: February 2021 BGB: February 2021 Term of Office: Indefinite	Ms. Naratil joined Blackstone Credit & Insurance in 2014 and is a Managing Director of Blackstone Credit & Insurance and a member of the Product Management team within Blackstone Credit & Insurance’s Liquid Credit Strategies business.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The “Fund Complex” consists of the Funds (Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit 2027 Term Fund), Blackstone Floating Rate Enhanced Income Fund (“BGFLX”), Blackstone Secured Lending Fund (“BXSL”), Blackstone Private Credit Fund (“BCRED”) and the Blackstone Alternative Multi-Strategy Fund. BDCs are included in the list of funds in the Fund Complex.
(3)	“Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Zable is an interested person due to his employment with the Adviser (as defined below).

Beneficial Ownership of Equity Securities Held in the Fund Complex by each Trustee/Nominee

Set forth in the table below is the dollar range of equity securities held in each Fund and on an aggregate basis for the entire Family of Investment Companies overseen by each Trustee.

Independent Trustee/Nominee	Dollar Range[1] of Equity Securities Held in BSL:	Dollar Range[1] of Equity Securities Held in BGX:	Dollar Range[1] of Equity Securities Held in BGB:	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies[2]
Edward H. D'Alelio	None	None	None	None
Thomas W. Jasper[3]	$10,001-$50,000	None	None	$50,001-$100,000
Gary S. Schpero[3]	$1-10,000	$1-10,000	$1-10,000	$10,001-$50,000
Jane Siebels	None	None	None	None
Interested Trustee
Robert Zable[3,4]	$10,001-$50,000	None	$50,001-$100,000	$50,001-$100,000

(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2023. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(2)	The term “Family of Investment Companies” means any two registered investment companies that:
(i)	share the same investment adviser or principal underwriter; and
(ii)	hold themselves out to investors as related companies for purposes of investment and investor services.

The Funds and BGFLX are in the same Family of Investment Companies.

(3)	Ownership amount constitutes less than 1% of the total shares outstanding.

(4)	Mr. Zable was appointed a Trustee effective January 1, 2024.

Trustee Transactions with Fund Affiliates

As of December 31, 2023, none of the independent trustees, meaning those Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and are independent under the New York Stock Exchange’s (“NYSE”) Listing Standards (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in Blackstone Liquid Credit Strategies LLC (the “Adviser”), or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser, other than investments in the Funds and investments in affiliated investment vehicles that, pursuant to guidance from the SEC Staff, do not affect such Trustee’s independence. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate of the Adviser was a party.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Funds’ Trustees for the fiscal year ended December 31, 2023. Trustees and Officers of the Funds who are employed by Blackstone Credit & Insurance receive no compensation or expense reimbursement from the Funds.

Compensation Table for the Fiscal Year Ended December 31, 2023.

Name of Trustee/ Nominee	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit 2027 Term Fund	Total Compensation Paid From the Fund Complex[1]
Edward H. D'Alelio	26,368	23,126	77,990	161,681
Thomas W. Jasper	27,249	23,897	80,589	167,000
Gary S. Schpero	27,249	23,897	80,589	167,000
Jane Siebels	26,824	23,523	79,325	164,319
Trustee Emeritus
Michael F. Holland[2]	991	871	2,940	6,158

(1)	Total compensation paid from the Fund Complex includes compensation of $34,197, $1,356, $35,265, $35,265 and $34,647 paid to Messrs. D’Alelio, Holland (during his time as Trustee Emeritus), Jasper, Schpero and Ms. Siebels respectively by BGFLX. BXSL, BCRED and Blackstone Alternative Multi-Strategy Fund do not pay compensation to Trustees of the Funds.
(2)	Mr. Holland retired as a Trustee Emeritus effective May 25, 2023. Mr. Holland’s compensation as Trustee Emeritus to the Funds from January 1, 2023 through May 25, 2023 was $6,158.

During the year ended December 31, 2023, BSL, BGB, BGX and BGFLX (the “Blackstone Credit & Insurance Closed-End Funds”) paid every Trustee who is not a director, officer, employee, or affiliate of Blackstone Credit & Insurance or ALPS, the Fund’s administrator, a retainer fee of $155,000 per annum. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also received a retainer fee of $12,000 per annum from the Blackstone Credit & Insurance Closed-End Funds. The Lead Independent Trustee received a retainer fee of $16,000 per annum from the Blackstone Credit & Insurance Closed-End Funds. During the year ended December 31, 2023, Mr. D’Alelio served with distinction as Lead Independent Trustee through May 31, 2023, after which the Nominating and Governance committee considered and approved the appointment of Ms. Siebels as the new Lead Independent Trustee starting June 1, 2023. The total Lead Independent Trustee retainer fee of $16,000 per annum paid from the Fund Complex includes compensation of $6,681 and $9,319 paid to Mr. D’Alelio and Ms. Siebels, respectively. Each such fee is paid quarterly and is allocated pro rata across the Blackstone Credit & Insurance Closed-End Funds based upon each Fund’s average net asset value throughout each quarter.

The Boards of Trustees of the Blackstone Credit & Insurance Closed-End Funds implemented a Trustee Emeritus program (the “Program”) in November 2021. Under the Program, the Boards of Trustees may appoint to the position of Trustee Emeritus any former Trustee who served at least five years as a Trustee and has retired from the Board in accordance with the Board's policy of retirement at age 75 (a “Trustee Emeritus”). A Trustee Emeritus is entitled to receive notice of and attend all meetings of the Board. A Trustee Emeritus is not entitled to vote, will not be counted in determining a quorum of the Board, and does not have any of the duties or liabilities of a Trustee under law. A Trustee Emeritus appointed under the Program will receive compensation equal to 10% of his or her retainer for serving as a Trustee as of the date on which the Board appoints such person as Trustee Emeritus. The term of service of a Trustee Emeritus expires twelve months from the date of the Trustee’s retirement from the Board of Trustees.

BGX and BGB’s Boards of Trustees met eleven times during the fiscal year ended December 31, 2023. BSL’s Board of Trustees met ten times during the fiscal year ended December 31, 2023. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which they are a member.

Leadership Structure of the Board of Trustees

Each Board of Trustees is currently composed of five Trustees. Robert Zable serves as Chairman of each Board. Mr. Zable is an “interested person” of the Funds. The appointment of Mr. Zable as Chairman reflects each Board of Trustees’ belief that his experience, familiarity with the relevant Fund’s day-to-day operations and access to individuals with responsibility for the relevant Fund’s management and operations provides each Board of Trustees with insight into the relevant Fund’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the relevant Fund’s business, legal and other needs and the orderly conduct of board meetings. Each Board of Trustees has appointed Jane Siebels as Lead Independent Trustee to ensure that the Independent Trustees have adequate control and influence over the governance of the Board of Trustees. In addition, all committees are chaired by Independent Trustees. Each Board of Trustees has determined that its leadership structure is appropriate in light of the relevant Fund’s circumstances and provides for the informed and independent exercise of its responsibilities.

Oversight of Risk Management

Each Board of Trustees’ role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the relevant Fund. In line with its oversight responsibility, the Board of Trustees receives reports and makes inquiries at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the relevant Fund, but relies upon the Fund’s management (including the Funds’ portfolio managers) and Chief Compliance Officer, who reports directly to the Board of Trustees, and the Adviser to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Adviser regarding each Fund’s investment program and activities, the Board of Trustees as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of each Fund. The Board of Trustees may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board of Trustees. For example, the Audit Committee of the Board of Trustees meets regularly with the Funds’ independent public accounting firm to review, among other things, reports on the Funds’ internal controls for financial reporting.

Each Board of Trustees believes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters may be summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board of Trustees’ risk management oversight is expected to be subject to substantial limitations.

Audit Committee Reports

The Audit Committee acts according to the Audit Committee charter (the “Charter”). Thomas W. Jasper has been appointed as Chair of the Audit Committee of each Fund’s Board of Trustees. The Audit Committee is responsible for assisting the Board of Trustees of the Funds in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of each Fund, including, but not limited to, the adequacy of each Fund’s accounting and financial reporting processes, policies and practices; the integrity of each Fund’s financial statements; the adequacy of each Fund’s overall system of internal controls; each Fund’s compliance with legal and regulatory requirements; the qualification and independence of each Fund’s independent registered public accounting firm; the performance of each Fund’s internal audit function provided by the Adviser and each Fund’s other service providers; and the review of the report required to be included in the Funds’ annual proxy statement by the rules of the SEC. The Audit Committee is also required to prepare an audit committee report to be included in the Funds’ annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. The Audit Committee operates pursuant to the Charter that was most recently reviewed by each Fund’s Board of Trustees on November 29, 2023. The Charter is available on the Funds’ website, www.blackstone-credit.com. As set forth in the Charter, the function of the Committee is oversight; it is the responsibility of the Adviser to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent accountant is ultimately accountable to each Fund’s Board of Trustees and Audit Committee, as representatives of each Fund’s shareholders. The independent accountant for the Funds reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 14, 2024, each Audit Committee reviewed and discussed with management of each Fund and the independent accountant, Deloitte & Touche LLP (“Deloitte”), the audited financial statements of each Fund as of and for the fiscal year ended December 31, 2023, and discussed the audit of such financial statements with the independent accountant.

In addition, each Audit Committee discussed with the independent accountant the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent accountant required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also received from the independent accountant the written disclosures and letters required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The members of each Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Funds’ independent accountant. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Funds’ independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, each Audit Committee recommends to the Funds’ Board of Trustees that each Fund’s audited financial statements be included in the Funds’ Annual Report for the fiscal year ended December 31, 2023.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND’S BOARD OF TRUSTEES

Thomas W. Jasper, Audit Committee Chairman

Edward H. D’Alelio

Gary S. Schpero

Jane Siebels

February 14, 2024

Each Fund’s Audit Committee met five times during the fiscal year ended December 31, 2023. Each Fund’s Audit Committee is composed of four Independent Trustees, namely Messrs. D’Alelio, Jasper, Schpero and Ms. Siebels. None of the members of each of the Audit Committees is an “interested person” of the Fund.

Based on the findings of each Audit Committee, each Board of Trustees has determined that Thomas W. Jasper is each Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards. Thomas W. Jasper serves as the Chairman of each Audit Committee.

Nominating and Governance Committee

Each Fund’s Board of Trustees has a Nominating and Governance Committee that is responsible for selecting and nominating candidates for election as Trustees to the Board of Trustees of the Fund. The members of the Nominating and Governance Committee are Messrs. D’Alelio, Jasper, Schpero and Ms. Siebels, all of whom have been determined not to be “interested persons” of the Fund under the 1940 Act and who are “independent” as defined in the NYSE listing standards. Mr. Schpero serves as Chairman of each Nominating and Governance Committee. Each Fund’s Nominating and Governance Committee met four times during the fiscal year ended December 31, 2023.

When vacancies or creations occur, each Nominating and Governance Committee will consider Trustee candidates recommended by a variety of sources to nominate for election by each Fund’s shareholders. Each Nominating and Governance Committee may consider nominees recommended by a shareholder as it deems appropriate. Under each Fund’s By-Laws, shareholders must follow certain procedures to nominate a person for election as a Trustee. Each Fund’s By-Laws provide that shareholders who wish to recommend a nominee for a Fund’s Board of Trustees must send recommendations to the relevant Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders. In considering Trustee candidates, each Nominating and Governance Committee will take into consideration the interest of shareholders, the needs of the Board of Trustees and the Trustee candidate’s qualifications, which include but are not limited to, the quality and diversity of the individual’s professional experience, education, individual qualification or skills. Further, each Fund has adopted qualification requirements which can be found in each Fund’s By-laws and are applicable to all persons that may be nominated, elected, appointed, qualified or seated to serve as members of the Board of Trustees. The qualification requirements include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than the Adviser; and (iv) character and fitness requirements. In addition to not being an “interested person” of each Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Trustee may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to each Fund’s By-Laws for more details. Each Fund’s Nominating and Governance Committee charter is available on the Funds’ website (www.blackstone-credit.com).

In the event of any conflict between a description of a Fund’s By-Laws in the proxy statement and the Fund’s By-Laws, the Fund’s By-Laws will control.

Any shareholder recommendation described above must be sent to the relevant Fund’s Secretary at 345 Park Avenue, 31st Floor, New York, New York 10154.

Valuation Committee

None of the Funds has a Valuation Committee. Each Board of Trustees has delegated day-to-day responsibility for implementing the valuation process pursuant to policies and procedures approved by each Board of Trustees to the Adviser.

Compensation Committee

None of the Funds has a Compensation Committee; however, the Nominating and Governance Committee also reviews compensation arrangements for the Independent Trustees and submits its recommendations to the Board of Trustees.

Other Board Related Matters

The Funds do not require Trustees to attend the Annual Meeting of Shareholders. Zero Trustees attended last year’s telephonic Annual Meeting of Shareholders.

REQUIRED VOTE

Blackstone Senior Floating Rate 2027 Term Fund

The election of each of Messrs. Jasper and Schpero (Class I) for Trustee of the Fund requires the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of BSL Common Shares represented at the Meeting, if a quorum is present.

Blackstone Long-Short Credit Income Fund

The election of each of Messrs. Jasper and Schpero (Class III) for Trustee of the Fund requires the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of BGX Common Shares represented at the Meeting, if a quorum is present.

Blackstone Strategic Credit 2027 Term Fund

The election of Mr. Schpero (Class II) for Trustee of the Fund requires the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of BGB Common Shares and BGB Preferred Shares (voting together as a single class) represented at the Meeting, if a quorum is present. The election of Mr. Jasper (Class II) for Trustee of the Fund requires the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of BGB Preferred Shares (voting as a single class) represented at the Meeting, if a quorum is present.

EACH FUND’S BOARD OF TRUSTEES, INCLUDING THE “NON-INTERESTED” TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FUND’S NOMINEES.

Application of Control Share Statute

Effective August 1, 2022, each Fund became automatically subject to the control share acquisition provisions contained in Subchapter III of the Delaware Statutory Trust Act (the “Control Share Statute”). In general, the Control Share Statute limits the ability of holders of “control beneficial interests” to vote their shares of a fund above various threshold levels that start at 10% unless the other shareholders of such fund vote to reinstate those rights. “Control beneficial interests” are aggregated to include the holdings of related parties and shares acquired before the effective date of the Control Share Provisions. A fund’s board of trustees may exempt acquisitions from the application of the Control Share Statute.

The Control Share Statute requires shareholders to disclose any control share acquisition to the relevant Fund within 10 days of such acquisition and, upon request, to provide any related information that such Fund’s Board of Trustees reasonably believes is necessary or desirable.

The following table shows the ownership of applicable Shares by each of the Trustees, the Trustees and Executive Officers of each Fund as a group and the persons or organizations known to each Fund to be beneficial owners of more than 5% of a Fund’s outstanding applicable Shares.

Trustees and Executive Officers
Name & Address[1]	Percentage of Shares Held	Total Shares Owned
BSL Common Shares[2]
Edward H. D’Alelio	0%	0
Thomas W. Jasper	<1%	2,500
Gary S. Schpero	<1%	250
Jane M. Siebels	0%	0
Robert Zable	<1%	3,125
Gregory Roppa	0%	0
All Trustees and Executive Officers as a group	<1%	5,875
BGX Common Shares[2]
Edward H. D’Alelio	0%	0
Thomas W. Jasper	0%	0
Gary S. Schpero	<1%	265
Jane M. Siebels	0%	0
Robert Zable	0%	0
Gregory Roppa	0%	0
All Trustees and Executive Officers as a group	<1%	265
BGB Common Shares[2]
Edward H. D’Alelio	0%	0
Thomas W. Jasper	0%	0
Gary S. Schpero	<1%	265
Jane M. Siebels	0%	0
Robert Zable	<1%	4,611
Gregory Roppa	0%	0
All Trustees and Executive Officers as a group	<1%	4,876
BGB Preferred Shares[2]
Edward H. D’Alelio	0%	0
Thomas W. Jasper	0%	0
Gary S. Schpero	0%	0
Jane M. Siebels	0%	0
Robert Zable	0%	0
Gregory Roppa	0%	0
All Trustees and Executive Officers as a group	0%	0
(1)	The address for each Trustee of each Fund is 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The table above shows Trustees’ and Executive Officers’ ownership of Shares of each Fund as of December 31, 2023.

5% or Greater Shareholders

BSL Common Shares(a)
Bank of America Corporation Bank of America Corporate Center 100 N Tryon St Charlotte, NC 28255	6.0%	775,632

BGX Common Shares(a)

First Trust Portfolios L.P.(b)

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

First Trust Advisors L.P.

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

The Charger Corporation

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

	12.73%(b)	1,617,871(b)
Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	7.87%	1,000,377

BGB Common Shares(a)
Morgan Stanley Morgan Stanley Smith Barney LLC 1585 Broadway New York, New York 10036	5.1%	2,272,329

BGB Preferred Shares(a)
MetLife Investment Management, LLC One MetLife Way Whippany, New Jersey 07981	100%	45,000
(a)	The table above shows 5% or greater shareholders’ ownership of Shares as of December 31, 2023. The information contained in this table is based on Schedule 13G filings made on or before February 16, 2024.
(b)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their schedule 13G jointly and did not differentiate holdings as to each entity.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, served as each Fund’s independent registered public accounting firm for the Funds’ fiscal year ended December 31, 2023. None of the Funds knows of any direct financial or material indirect financial interest of Deloitte in any Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table sets forth for each Fund the aggregate fees billed by Deloitte for each Fund’s last two fiscal years, as a result of professional services rendered for:

(1) Audit Fees for professional services provided by Deloitte for the audit of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Deloitte that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees”;

(3) Tax Fees for professional services by Deloitte for tax compliance, tax advice and tax planning;

(4) All Other Fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”; and

(5) Non-Audit Fees billed by Deloitte for services rendered to each Fund, and rendered to the Funds’ Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to a Fund.

Blackstone Senior Floating Rate 2027 Term Fund

Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees		Non-Audit Fees
2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
$102,183	$98,583	$0	$0	$18,625	$10,931	$0	$0	$18,625	$10,931

Blackstone Long-Short Credit Income Fund

Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees		Non-Audit Fees
2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
$102,183	$98,583	$0	$0	$18,625	$10,931	$0	$0	$18,625	$10,931

Blackstone Strategic Credit 2027 Term Fund

Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees		Non-Audit Fees
2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
$102,183	$98,583	$0	$0	$18,625	$10,931	$0	$0	$18,625	$10,931

Each Fund’s Audit Committee Charter requires that the Audit Committee pre-approve (i) all audit and non-audit services that the Fund’s independent auditors provide to the Fund, and (ii) all non-audit services that the Fund’s independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee. All of the audit, audit-related, tax and other services described above for which Deloitte billed each Fund fees for the fiscal years ended December 31, 2023 and December 31, 2022 were pre-approved by the Audit Committee.

The Investment Adviser and Administrator

Blackstone Liquid Credit Strategies LLC is each Fund’s investment adviser, and its business address is 345 Park Avenue, 31st Floor, New York, NY 10154.

Blackstone Securities Partners L.P. is principal underwriter for BGX and BSL, and its business address is 345 Park Avenue, 31st Floor, New York, NY 10154.

ALPS is the administrator for each Fund, and its business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require each Fund’s officers, portfolio managers and Trustees, the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s Shares to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the relevant Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no applicable Section 16(a) forms were required to be filed, each Fund believes that during fiscal year ended December 31, 2023, all Section 16(a) filing requirements applicable to the Funds’ officers, Trustees and greater than 10% beneficial owners were complied with.

Broker Non-Votes and Abstentions

The affirmative vote of a majority of votes entitled to be cast by the holders entitled to vote for a particular nominee is necessary for the election of such nominee.

For the purpose of electing a nominee, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of each Fund’s quorum.

Shareholders of each Fund will be informed of the voting results of the Meeting in the Funds’ Semi-Annual Report dated June 30, 2024.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of each Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to a Fund’s full Board of Trustees, to committees of the Board or to specified individual Trustees in care of the Secretary of the relevant Fund, 345 Park Avenue, 31st Floor, New York, New York 10154. All shareholder communications received by the Secretary will be forwarded promptly to the relevant Board of Trustees, the relevant Board of Trustees’ committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board of Trustees, officers, shareholders or other matters relating to an investment in a Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Funds’ proxy statement and form of proxy for the annual meeting of shareholders to be held in 2024 should have been received by the Secretary of the relevant Fund no later than November 11, 2023. To submit a shareholder proposal for a Fund’s 2025 annual meeting for inclusion in the Fund’s proxy statement and form of proxy, a shareholder is required to send a Fund a notice of, and specified information with respect to any proposals pursuant to Rule 14a-8 under the 1934 Act by November 5, 2024. In addition, pursuant to each Fund’s By-Laws, a shareholder is required to give to a Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2025 annual meeting, without including such proposal in the Fund’s proxy statement and form of proxy, not later than the close of business on January 17, 2025, nor earlier than the close of business on December 18, 2024, (provided, however, that in the event that the date of the 2024 annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the 2025 annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the 2025 annual meeting or the tenth (10th) day following the day on which public announcement of the date of the 2025 annual meeting is first made by the Fund). Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2025 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the relevant Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND A MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Blackstone
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING
on April 17 at 10:00 a.m. Eastern Time.
Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting

Please detach at perforation before mailing.

BLACKSTONE SENIOR FLOATING RATE 2027 TERM FUND
PROXY FOR A JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 17, 2024

COMMON SHARES

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Robert Zable, Marisa J. Beeney, Valerie Naratil and Gregory Roppa and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all common shares of Blackstone Senior Floating Rate 2027 Term Fund (the "Fund") which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held as a telephone conference call meeting at which no one will be allowed to attend in person, on Wednesday, April 17, 2024 at 10:00 a.m. (Eastern time), and at any adjournments thereof. Please refer to the Proxy Statement for instructions on how to participate in the telephonic meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If this proxy is properly executed but no direction is made as regards to a proposal included in the Proxy Statement, such votes entitled to be cast by the undersigned will be cast FOR such proposal. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

BSL_33712_022024
PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be held as a telephone conference call only on April 17, 2024. The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/alp-33712

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

1. Election of Nominees for Trustees:

	FOR	WITHHOLD
01. Thomas W. Jasper	☐	☐
02. Gary S. Schpero	☐	☐

B **Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below**

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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XXXXXXXXXXXXXX BSL 33712 XXXXXXXX